EX(J)(I)

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Disclosure of Portfolio Holdings,” “Independent Registered Public Accounting Firm”, “Management of the Trust”, and “Financial Statements” in the Statement of Additional Information and to the incorporation by reference of our report dated October 28, 2013 on the financial statements of Direxion Dynamic HY Bonds Mutual Fund in the Registration Statement (Form N-1A) of Direxion Funds for the year ended August 31, 2013 filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 143/144 under the Securities Act of 1933 (Registration No. 333-28697).

/s/ Ernst & Young LLP

New York, New York

December 23, 2013

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Disclosure of Portfolio Holdings,” “Independent Registered Public Accounting Firm”, “Management of the Trust” and “Financial Statements” in the Statement of Additional Information and to the incorporation by reference of our report dated October 28, 2013 on the financial statements of Direxion Funds HCM Freedom Fund in the Registration Statement (Form N-1A) of Direxion Funds for the year ended August 31, 2013 filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 143/144 under the Securities Act of 1933 (Registration No. 333-28697).

/s/ Ernst & Young LLP

New York, New York

December 23, 2013

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Disclosure of Portfolio Holdings,” “Independent Registered Public Accounting Firm”, “Management of the Trust”, and “Financial Statements” in the Statement of Additional Information and to the incorporation by reference of our report dated October 28, 2013 on the financial statements of Direxion Tactical Mutual Funds (S&P 500 Bull 2X Fund, S&P 500 Bear 2X Fund, Small Cap Bull 2X Fund, Small Cap Bear 2X Fund, Nasdaq 100 2X Fund, Emerging Markets 2X Fund, Latin America Bull 2X Fund, China Bull 2X Fund, Commodity Bull 2X Fund, 7-10 Year Treasury Bull 2X Fund, 7-10 Year Treasury Bear 2X Fund, and U.S. Government Money Market Fund) in the Registration Statement (Form N-1A) of Direxion Funds for the year ended August 31, 2013 filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 143/144 under the Securities Act of 1933 (Registration No. 333-28697).

/s/ Ernst & Young LLP

New York, New York

December 23, 2013